Notes on the consolidated statements of operations (Details 20) - 12 months ended Dec. 31, 2017 - Spark Networks Inc - 2017 Virtual stock option plan following merger	EUR (€) Months € / shares	USD ($) Months
Disclosure of terms and conditions of share-based payment arrangement [line items]
Share price | € / shares	€ 10.21
Exercise price | €	€ 10.62
Option life | Months	48.5	48.5
Volatility	55.00%	55.00%
Dividend yield	0.00%	0.00%
Risk-free rate	1.98%	1.98%
Fair value per Option	€ 3.87	$ 3.27